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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 13, 2003

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MARYLAND                    1-13232                     84-1259577
----------------------------       ---------------           -------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
of incorporation organization)     File or Number)           Identification No.)


                        4582 SOUTH ULSTER STREET PARKWAY
                          SUITE 1100, DENVER, CO 80237
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (303) 757-8101

                                 NOT APPLICABLE
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          (Former name or Former Address, if Changed Since Last Report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The press release of Apartment Investment and Management Company ("Aimco") dated August 13, 2003, attached hereto as Exhibit 99.1, is furnished herewith and updates Aimco's second quarter 2003 earnings release dated August 6, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          The following exhibits are filed with this report:

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
          Exhibit Number      Description
               99.1           Press Release dated August 13, 2003

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: August 13, 2003

                                        APARTMENT INVESTMENT AND
                                        MANAGEMENT COMPANY


                                        /s/ Paul J. McAuliffe
                                        --------------------------------
                                        Paul J. McAuliffe
                                        Executive Vice President and Chief
                                        Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.    DESCRIPTION
-----------    -----------
   99.1        Press Release dated August 13, 2003

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